                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 16, 1998
                                                  --------------------


                     Commodore Applied Technologies, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                    1-11871                    11-3312952
---------------------------        ------------             -------------------
State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)              File Number)             Identification No.)


105 East 58th Street, Suite 3400
New York, New York                                                  10155
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
                                                    ----------------



-------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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                         CURRENT REPORT ON FORM 8-K

                   COMMODORE APPLIED TECHNOLOGIES, INC.

                             September 16, 1998


Item 5.  Other Events.

         On August 12, 1998, Teledyne-Commodore LLC, a joint venture between Commodore Applied Technologies, Inc. (the "Company") and Teledyne Environmental, Inc., announced that it had filed an official protest with the General Accounting Office of the U.S. Army ("GAO") as a result of the omission of the Company's SET technology from the U.S. Army's Assembled Chemical Weapons Assessment ("ACWA") program technology demonstrations. The protest was previously reported in the Company's Current Report on Form 8-K, dated July 29, 1998. Additional information concerning the protest is set forth in the press release incorporated herein by reference as Exhibit 99.1.

         On September 16, 1998, the Company announced that the GAO has rejected the protest of Teledyne-Commodore LLC of the U.S. Army's decision to omit the Company's SET technology from the ACWA program, based on administrative procedural issued (i.e., lack of jurisdiction) and not on the substantive issues involved. Therefore, the dismissal was "without prejudice." Additional information concerning the Army's decision is set forth in the press release filed herewith as Exhibit 99.2.

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)   Financial Statements of Business Acquired.

               Not Applicable.

         (b)   Pro Forma Financial Information.

               Not Applicable.

         (c)   Exhibits.

Exhibit No.                                Description
-----------                                -----------

*99.1          Press Release, dated August 12, 1998, of Teledyne-Commodore LLC.

 99.2          Press Release, dated September 16, 1998, of the Company.
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* Incorporated herein by reference to the Company's Current Report on Form
8-K, dated July 29, 1998.

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                                SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                COMMODORE APPLIED TECHNOLOGIES, INC.



Date:  September 16, 1998       By: /s/ James M. DeAngelis
                                    ----------------------
                                    James M. DeAngelis, Treasurer


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                                EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

  *99.1       Press Release, dated August 12, 1998, of Teledyne-Commodore LLC.

   99.2       Press Release, dated September 16, 1998, of the Company.


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*   Incorporated herein by reference to the Company's Current Report on
Form 8-K, dated July 29, 1998.